UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2022

Jerash Holdings (US), Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38474	81-4701719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

277 Fairfield Road, Suite 338, Fairfield, NJ	07004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 285-7973

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	JRSH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Jerash Holdings (US), Inc. (the “Company”) held on September 15, 2022, the Company’s stockholders voted on the matters described below.

1.	The Company’s stockholders elected five directors, each to serve until the 2023 annual meeting of stockholders and until their respective successors have been elected and qualified or until their earlier resignation or removal. The number of shares that (a) voted for the election of each director and (b) withheld authority to vote for each director is summarized in the table below:

Director Nominee	Votes For	Votes Withheld
Choi Lin Hung	8,002,081	184,316
Wei (“Kitty”) Yang	8,076,857	109,540
Ibrahim H. Saif	8,035,259	151,138
Bill Korn	8,040,385	146,012
Mak Chi Yan	8,035,162	151,235

There were 1,553,714 broker non-votes with respect to the election of each director. Broker non-votes represent shares held by broker nominees for beneficial owners that were not voted because the broker nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares on a non-routine proposal.

2.	The Company’s stockholders ratified the selection of Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm for the year ending March 31, 2023. The number of shares that voted for, against, and abstained from voting for this proposal is summarized in the table below:

Votes For	Votes Against	Abstentions
9,146,673	2,389	591,049

There were no broker non-votes on the proposal to ratify the selection of the Company’s independent registered public accounting firm for the year ending March 31, 2023.

Based on information provided by Friedman, effective September 1, 2022, Friedman combined with Marcum LLP (“Marcum”) and continued to operate as an independent registered public accounting firm as a wholly-owned subsidiary of Marcum. The dismissal of Friedman and the engagement of Marcum to serve as the independent registered public accounting firm of the Company is pending approval from the board of directors of the Company. The services previously provided by Friedman are expected to be provided by Marcum going forward after the board of director’s approval.

Item 8.01 Other Events.

On September 16, 2022, the Company issued a press release to announce the results of its annual meeting of stockholders held on September 15, 2022. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
99.1	Press Release dated September 16, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JERASH HOLDINGS (US), INC.

September 16, 2022	By:	/s/ Choi Lin Hung
Choi Lin Hung
Chairman of the Board of Directors, Chief Executive Officer, President, and Treasurer

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